SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 17, 2003


                         ENTERTAINMENT PROPERTIES TRUST
               (Exact name of company as specified in its charter)


         MARYLAND                          1-13561                43-1790877
----------------------------      ------------------------     ----------------
(State or other jurisdiction      (Commission file number)      (IRS Employer
      of incorporation)                                         Identification
                                                                   Number)

          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
                           --------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
          (Former name or former address if changed since last report)



     THIS REPORT IS BEING FILED SOLELY FOR THE PURPOSE OF FILING EXHIBIT 1.1 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3, REGISTRATION NO. 333-87242, AS AMENDED BY REGISTRATION NO. 333-108886 PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT.

Item 7.   Financial Statements And Exhibits

(c)         Exhibits

     EXHIBIT NO.    DOCUMENT

        1.1 Form of Underwriting Agreement dated September 17, 2003 between Entertainment Properties Trust ("EPR") and RBC Dain Rauscher Inc. attached hereto as Exhibit 1.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Entertainment Properties Trust



Date: September 17, 2003              By:   /s/ Fred L. Kennon
                                            ------------------------------------
                                            Fred L. Kennon
                                            Vice President, Treasurer and
                                            Chief Financial Officer